UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported)  August 31, 2004
                                                        -----------------

                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-32615                                 04-3578653
--------------------------------------------------------------------------------
        (Commission File Number)           (IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, MA                  01880-6210
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip Code)

                                 (781) 557-1300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On August 13, 2004, Franklin Street Properties Corp. ("FSP Corp." or the "Registrant"), a Maryland corporation, four wholly-owned acquisition subsidiaries of FSP Corp., each a Delaware corporation (the "Acquisition Subs"), and four real estate investment trusts, each a Delaware corporation (the "Target REITs"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for (i) FSP Corp.'s acquisition of each of the Target REITs by merging each Target REIT into a related Acquisition Sub, resulting in the Acquisition Sub being the surviving corporation and (ii) the issuance of approximately 10,894,994 shares of FSP Corp. Common Stock as consideration in connection with the mergers. Upon consummation of the mergers, the holders of the preferred stock of the Target REITs will become stockholders of FSP Corp.

      The accompanying financial statements provide historical results of the Target REITs. This information is voluntarily and supplementally provided by FSP Corp. to assist the Target REIT stockholders in their review of the financial statements contained in a registration statement on Form S-4 to be filed by FSP Corp. as contemplated by the Merger Agreement.


      In connection with the mergers, the Registrant is hereby filing as part of this Current Report on Form 8-K the financial statements and set forth below under Item 9.01.

      Upon consummation of the mergers, the Registrant expects to file a Current Report under Item 2.01 of Form 8-K, "Completion of Acquisition or Disposition of Assets," reporting the information required to be set forth therein.

                           FORWARD LOOKING STATEMENTS

THIS FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON FSP CORP.'S CURRENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED. FOR EXAMPLE, VARIOUS CLOSING CONDITIONS UNDER THE MERGER AGREEMENTS MAY NOT BE SATISFIED AND THE ACQUISITION MAY NOT BE COMPLETED. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements Under Rule 3-05 of Regulation S-X

                  (see Index to Financial Statements at F-1)

            Financial Statements of FSP Addison Circle Corp.

            Financial Statements of FSP Collins Crossing Corp.

            Financial Statements of FSP Montague Business Center Corp.

            Financial Statements of FSP Royal Ridge Corp.

      (b)   Pro Forma Financial Information

            N/A

      (c)   Exhibits

            23.1  Consent of Braver and Company, P.C.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2004                REGISTRANT

                                     FRANKLIN STREET PROPERTIES CORP.

                                     /s/ George J. Carter
                                     -----------------------------
                                     George J. Carter
                                     President and Chief Executive Officer

                          Index to Financial Statements


Financial Statements of FSP Addison Circle Corp.
      Index to financial statements as of June 30, 2004 (unaudited)          F-2
      Index to financial statements as of December 31, 2003                  F-9

Financial Statements of FSP Collins Crossing Corp.
      Index to financial statements as of June 30, 2004 (unaudited)         F-23
      Index to financial statements as of December 31, 2003                 F-30

Financial Statements of FSP Montague Business Center Corp.
      Index to financial statements as of June 30, 2004 (unaudited)         F-45
      Index to financial statements as of December 31, 2003                 F-52

Financial Statements of FSP Royal Ridge Corp.
      Index to financial statements as of June 30, 2004 (unaudited)         F-66
      Index to financial statements as of December 31, 2003                 F-73

                            FSP Addison Circle Corp.
                              Financial Statements
                                  June 30, 2004

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements (unaudited)

Balance Sheets as of June 30, 2004 and December 31, 2003..................   F-3

Statements of Income for the three and six months ended June 30, 2004
      and 2003............................................................   F-4

Statements of Cash Flows for the six months ended June 30, 2004
      and 2003............................................................   F-5

Notes to Financial Statements.............................................   F-6

                            FSP Addison Circle Corp.
                                 Balance Sheets
                                   (unaudited)

                                                                                       June 30,       December 31,
(in thousands, except shares and par value amounts)                                      2004            2003
=================================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                              $  4,365          $  4,365
     Buildings and improvements                                                          46,057            45,895
-----------------------------------------------------------------------------------------------------------------
                                                                                         50,422            50,260

     Less accumulated depreciation                                                        2,116             1,519
-----------------------------------------------------------------------------------------------------------------

Real estate investments, net                                                             48,306            48,741

Acquired real estate leases, net of accumulated amortization of $508 and $349             1,230             1,389
Cash and cash equivalents                                                                 5,592             5,966
Restricted cash                                                                              20                35
Tenant rents receivable                                                                      --                25
Step rent receivable                                                                        561               421
Deferred leasing costs, net of accumulated amortization of $4 and $0                        119                39
Prepaid expenses and other assets                                                            87                51
-----------------------------------------------------------------------------------------------------------------

      Total assets                                                                     $ 55,915          $ 56,667
=================================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                                  $  1,357          $  2,055
Dividends payable                                                                            --             1,265
Tenant security deposits                                                                     20                35
-----------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                    1,377             3,355
-----------------------------------------------------------------------------------------------------------------

Commitments and Contingencies

Stockholders' Equity:
     Preferred Stock, $.01 par value, 636 shares
       authorized, issued and outstanding                                                    --                --
     Common Stock, $.01 par value, 1 share
       authorized, issued and outstanding                                                    --                --
     Additional paid-in capital                                                          58,383            58,383
     Retained deficit and dividends in excess of earnings                                (3,845)           (5,071)
-----------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                          54,538            53,312
-----------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                        $ 55,915          $ 56,667
=================================================================================================================

                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                               Statement of Income
                                   (unaudited)

                                                                           For the                    For the
                                                                        Three Months                 Six Months
                                                                            Ended                       Ended
                                                                          June 30,                    June 30,
                                                                  ----------------------    ----------------------
(in thousands, except shares and per share amounts)                 2004          2003          2004          2003
==================================================================================================================

Revenues:
     Rental                                                       $2,218        $2,226        $4,720        $4,333
------------------------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                       383           516           805           869
     Real estate taxes and insurance                                 338           305           683           626
     Depreciation and amortization                                   382           350           760           724
==================================================================================================================

       Total expenses                                              1,103         1,171         2,248         2,219
------------------------------------------------------------------------------------------------------------------

Income before interest                                             1,115         1,055         2,472         2,114

Interest income                                                       20            15            42            22
------------------------------------------------------------------------------------------------------------------

Net income attributable to preferred shareholders                 $1,135        $1,070        $2,514        $2,136
==================================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                               636           636           636           636
==================================================================================================================

Net income per preferred share, basic and diluted                 $1,785        $1,682        $3,953        $3,358
==================================================================================================================

                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                            Statements of Cash Flows
                                   (unaudited)

                                                                              For the Six Months Ended
(in thousands)                                                            June 30, 2004      June 30, 2003
============================================================================================================
Cash flows from operating activities:
     Net Income                                                             $ 2,514             $ 2,136
     Adjustments to reconcile net income to net cash provided by
        (used for) operating activities:
     Depreciation and amortization                                              760                 724
Changes in operating assets and liabilities:
     Restricted cash                                                             15                  --
     Tenant rent receivables                                                     24                  (2)
     Step rent receivable                                                      (141)               (161)
     Prepaid expenses and other assets                                          (36)                (22)
     Accounts payable and accrued expenses                                   (1,963)             (1,410)
     Tenant security deposits                                                   (15)                 --
     Payment of deferred leasing costs                                          (84)                 --
------------------------------------------------------------------------------------------------------------

     Net cash provided by (used for) operating activities                   $ 1,074             $ 1,265
------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                            (161)                 --
------------------------------------------------------------------------------------------------------------

     Net cash used for investing activities                                    (161)                 --
------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Dividends to stockholders                                               (1,287)             (1,304)
------------------------------------------------------------------------------------------------------------

     Net cash used for financing activities                                  (1,287)             (1,304)
------------------------------------------------------------------------------------------------------------

Net decrease in cash and cash equivalents                                      (374)                (39)

Cash and cash equivalents, beginning of period                                5,966               5,402
------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                    $ 5,592             $ 5,363
============================================================================================================

                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements
                                   (unaudited)

1. Organization and Basis of Presentation

FSP Addison Circle Corp. (the "Company") was organized on August 21, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Addison, TX (the "Property"). The Property consists of a recently constructed, ten-story Class "A" suburban office tower that contains approximately 293,787 square feet of space situated on approximately 3.62 acres of land. The Company acquired the Property on September 30, 2002.

BASIS OF PRESENTATION

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2003.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Net Income Per Share

Basic net income per preferred share is computed by dividing net income attributed to preferred shareholders by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at June 30, 2004 and 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3. Income Taxes

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets (including acquired leases) property and equipment ("Capital Expenditures"), and payments for deferred leasing commissions; plus
(less) proceeds from (payments to) cash reserves established at the acquisition date of the property ("Cash-funded reserves"). Depreciation and amortization and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures and payments for deferred leasing commissions and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income.

CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. Management believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of cash available for distribution is shown in the following table:

                                              Three Months Ended   Six Months Ended
                                                  June 30,             June 30,
(in thousands)                                2004        2003     2004       2003
===================================================================================
Net income                                   $ 1,135   $ 1,070   $ 2,514   $ 2,136
Depreciation and amortization                    382       350       760       724
Straight line rent                              (116)      (80)     (141)     (161)
Purchase of land and building                     --        --      (161)       --
Proceeds from (establish) funded reserve          44        --       284        --
Payment of deferred lease origination costs      (44)       --      (123)       --
-----------------------------------------------------------------------------------

Cash Available for Distribution              $ 1,401   $ 1,340   $ 3,133   $ 2,699
===================================================================================

The Company's cash distributions for the periods ended June 30, 2004 and December 31, 2003 are summarized as follows:

       (in thousands)

       Quarter Paid                                2004           2003
       ================================================================
       First Quarter                            $  1,265      $    850
       Second Quarter                              1,288         1,302
       Third Quarter                                   -         1,292
       Fourth Quarter                                  -         1,277
       ----------------------------------------------------------------
         Dividends Paid                         $  2,553      $  4,271
       ================================================================

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements
                                   (unaudited)

5. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $20,149 and $20,049 for the three months ended June 30, 2004 and 2003, respectively and $40,207 and $39,826 for the six months ended June 30, 2004 and 2003, respectively.

                            FSP Addison Circle Corp.
                              Financial Statements
                           December 31, 2003 and 2002

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report..............................................  F-10

Balance Sheets as of December 31, 2003 and 2002...........................  F-11

Statements of Operations for the year ended December 31, 2003 and for the period August 21, 2002 (date of inception)
           to December 31, 2002...........................................  F-12

Statements of Changes in Stockholders' Equity for the year ended
           December 31, 2003 and for the period August 21, 2002
           (date of inception) to December 31, 2002.......................  F-13

Statements of Cash Flows for the year ended December 31, 2003 and for the period August 21, 2002 (date of inception)
           to December 31, 2002...........................................  F-14

Notes to the Financial Statements.........................................  F-15

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Addison Circle Corp.

We have audited the accompanying balance sheets of FSP Addison Circle Corp. as of December 31, 2003 and 2002 and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2003 and for the period from August 21, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Addison Circle Corp. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the year ended December 31, 2003 and for the initial period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
January 23, 2004

                            FSP Addison Circle Corp.
                                 Balance Sheets

                                                                                   December 31,     December 31,
(in thousands, except shares and par value amounts)                                   2003             2002
================================================================================================================

Assets:

Real estate investments, at cost:
   Land                                                                              $  4,365          $  4,365
   Buildings and improvements                                                          45,895            45,870
----------------------------------------------------------------------------------------------------------------
                                                                                       50,260            50,235

   Less accumulated depreciation                                                        1,519               343
----------------------------------------------------------------------------------------------------------------

Real estate investments, net                                                           48,741            49,892

Acquired real estate leases, net of accumulated amortization of $349 and $27            1,389             1,711
Cash and cash equivalents                                                               3,330             2,683
Cash-funded reserves                                                                    2,636             2,719
Restricted cash                                                                            35                44
Tenant rents receivable                                                                    25                --
Step rent receivable                                                                      421                99
Deferred leasing costs                                                                     39                --
Prepaid expenses and other assets                                                          51                80
----------------------------------------------------------------------------------------------------------------

     Total assets                                                                    $ 56,667          $ 57,228
================================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                                $  2,055          $  1,890
Dividends payable                                                                       1,265               850
Tenant security deposits                                                                   35                44
----------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                  3,355             2,784
----------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 636 shares
     authorized, issued and outstanding                                                    --                --
   Common Stock, $.01 par value, 1 share
     authorized, issued and outstanding                                                    --                --
   Additional paid-in capital                                                          58,383            58,383
   Retained deficit and dividends in excess of earnings                                (5,071)           (3,939)
----------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                        53,312            54,444
----------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                      $ 56,667          $ 57,228
================================================================================================================

                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                            Statements of Operations


                                                                                        For the Period
                                                                                       August 21, 2002
                                                              For the Year Ended   (date of inception) to
(in thousands, except shares and per share amounts)            December 31, 2003      December 31, 2002
=========================================================================================================

Revenue:
   Rental                                                           $8,554                   $ 2,102
---------------------------------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                         1,783                       391
   Real estate taxes and insurance                                   1,354                       327
   Depreciation and amortization                                     1,497                       370
   Interest                                                             --                     3,897
---------------------------------------------------------------------------------------------------------

     Total expenses                                                  4,634                     4,985
---------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                 3,920                    (2,883)

Interest income                                                         85                        14
---------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                            4,005                    (2,869)

Dividends paid to common shareholders                                   --                       313
---------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders            $4,005                   $(3,182)
=========================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                 636                       636
=========================================================================================================

Net income (loss) per preferred share, basic and diluted            $6,297                   $(5,003)
=========================================================================================================

                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                  Statements of Changes in Stockholders' Equity
     For the year ended December 31, 2003 and for the Period August 21, 2002
                    (date of inception) to December 31, 2002

                                                                          Retained Deficit
                                                              Additional   and Dividends        Total
                                        Preferred    Common    Paid in     in Excess of     Stockholders'
(in thousands, except shares)             Stock      Stock     Capital       Earnings           Equity
=========================================================================================================
Private offering of 636 shares, net       $ --      $ --      $58,383         $    --          $ 58,383

Dividends                                   --        --           --          (1,070)           (1,070)

Net loss                                    --        --           --          (2,869)           (2,869)
---------------------------------------------------------------------------------------------------------
Balance, December 31, 2002                  --        --       58,383          (3,939)           54,444

Dividends                                   --        --           --          (5,137)           (5,137)

Net income                                  --        --           --           4,005             4,005
---------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                $ --      $ --      $58,383         $(5,071)         $ 53,312
=========================================================================================================

                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                            Statements of Cash Flows

                                                                                                    For the Period
                                                                                                    August 21, 2002
                                                                            For the Year Ended  (date of inception) to
(in thousands)                                                               December 31, 2003     December 31, 2002
======================================================================================================================

Cash flows from operating activities:
   Net income (loss)                                                               $ 4,005            $ (2,869)
   Adjustments to reconcile net income (loss) to net cash provided by
     (used for) operating activities:
      Depreciation and amortization                                                  1,497                 370
Changes in operating assets and liabilities:
       Cash-funded reserve                                                              83              (2,719)
       Restricted cash                                                                   9                 (44)
       Tenant rent receivables                                                         (25)                 --
       Step rent receivable                                                           (322)                (99)
       Prepaid expenses and other assets                                                29                 (80)
       Accounts payable and accrued expenses                                           165               1,890
       Tenant security deposits                                                         (9)                 44
       Payment of deferred leasing costs                                               (39)                 --
----------------------------------------------------------------------------------------------------------------------

         Net cash provided by (used for) operating activities                        5,393              (3,507)
----------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
   Purchase of real estate assets                                                      (25)            (50,235)
   Purchase of acquired real estate leases                                              --              (1,738)
----------------------------------------------------------------------------------------------------------------------

         Net cash used for investing activities                                        (25)            (51,973)
----------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                                  --              63,610
   Syndication costs                                                                    --              (5,227)
   Dividends to stockholders                                                        (4,721)               (220)
   Proceeds from long-term debt                                                         --              51,500
   Principal payments on long-term debt                                                 --             (51,500)
----------------------------------------------------------------------------------------------------------------------

         Net cash (used for) provided by financing activities                       (4,721)             58,163
----------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                              647               2,683

Cash and cash equivalents, beginning of period                                       2,683                  --
----------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                           $ 3,330            $  2,683
======================================================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                                      $    --            $  3,897

   Disclosure of non-cash financing activities:
     Dividends declared but not paid                                               $ 1,265            $    850

                 See accompanying notes to financial statements.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

1. Organization

FSP Addison Circle Corp. (the "Company") was organized on August 21, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Addison, TX (the "Property"). The Property consists of a recently constructed, ten-story Class "A" suburban office tower that contains approximately 293,787 square feet of space situated on approximately 3.62 acres of land. The Company acquired the Property on September 30, 2002.

2. Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to December 31, 2002 are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the assets are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

         Category                            Years
         --------                            -----
         Building - Commercial                39
         Building Improvements               15-39
         Furniture and equipment              5-7

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheets:

         (in thousands)

         Price per Offering Memorandum                            $51,500
         Plus: Acquisition fees                                       318
               Other acquisition costs                                155
         ----------------------------------------------------------------
           Total Acquisition Costs                                $51,973
         ================================================================

These costs are reported in the Company's Balance Sheets as follows:

         Land                                                      $ 4,365
         Building                                                   45,870
         Acquired real estate leases                                 1,738
         -----------------------------------------------------------------
           Total reported on Balance Sheets                        $51,973
         =================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2003 and 2002, no such indicators of impairment were identified.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases are the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the Property. Under SFAS No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the remaining life of the related leases. Amortization expense of $349,000 and $27,000 is included in depreciation and amortization in the Company's Statements of Operations for the year ended December 31, 2003 and the period ended December 31, 2002, respectively.

Acquired real estate lease costs included in the purchase price of the property were $1,738,000 and are being amortized over the weighted-average period of six years in respect of the leases assumed.

The estimated annual amortization expense for the five years succeeding December 31, 2003 are as follows:

                  (in thousands)
                   2004                               $    321
                   2005                               $    321
                   2006                               $    321
                   2007                               $    321
                   2008                               $    105

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. These funds typically are used for the payment of real estate assets and deferred leasing commissions; however, there is no legal restriction on their use and they may be used for any Company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically classifies its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2003 and 2002.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the periods ended December 31, 2003 and 2002, rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

                                                         Year          Period
                                                        Ended           Ended
                                                     December 31,   December, 31
                                                         2003           2002
       McLeod USA Telecommunications Services, Inc.      31%             31%
       The Staubach Company                              28%             28%
       J.D. Edwards World Solutions Company              20%             20%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves, and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, was $421,000 and $99,000 at December 31, 2003 and 2002, respectively.

TENANT RENTS RECEIVABLE

Tenant rents receivable are reported at the amount the Company expects to collect on balances outstanding at year-end. Management monitors outstanding balances and tenant relationships and concluded that any realization losses would be immaterial.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $5,227,000 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                   Year ended   Period Ended
                                                  December 31,  December, 31
         (in thousands)                              2003          2002
         ===================================================================
         Income from leases                         $7,153      $1,823
         Straight-line rent adjustment                 322          99
         Reimbursable expenses                       1,079         180
         -------------------------------------------------------------------

              Total                                 $8,554      $2,102
         ===================================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2003 and 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3. Recent Accounting Standards

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The adoption of this statement did not have a material effect on the Company's financial position, results of operations and cash flows.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $2,932,000 that can be carried forward until it expires in the year 2022.

At December 31, 2003, the Company's net tax basis of its real estate assets was $50,421,000.

The following schedule reconciles net income (loss) to taxable income subject to dividend requirements:

                                                      Year Ended    Period Ended
                                                      December 31,  December 31,
        (in thousands)                                   2003           2002
        ========================================================================

        GAAP net income (loss)                          $ 4,005      $(2,869)

           Add:  Book depreciation and amortization       1,497          370
           Less: Tax depreciation and amortization       (1,193)        (323)
                 Straight-line rents                       (322)         (99)
        ------------------------------------------------------------------------
        Taxable income (loss) (1)                       $ 3,987      $(2,921)
        ========================================================================

      (1) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                     Year Ended     Period Ended
                                                     December 31,   December 31,
       (in thousands)                                   2003           2002
       =========================================================================
        Cash dividends paid                           $ 4,721          $ 220
          Less: Return of Capital                        (734)          (220)
       -------------------------------------------------------------------------
        Dividends paid deduction                      $ 3,987          $  --
       =========================================================================

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets (including acquired leases), property and equipment ("Capital Expenditures"), and payments for deferred leasing commissions; plus
(less) proceeds from (payments to) cash reserves established at the acquisition date of the property ("Cash-funded reserves"). Depreciation and amortization and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments for deferred leasing commissions and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income.

CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. Management believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of cash available for distribution is shown in the following table:

                                                              Period Ended
                                                              December 31,
       (in thousands)                                     2003           2002
       =========================================================================

          Net income (loss)                            $ 4,005       $ (2,869)
          Depreciation and amortization                  1,497            370
          Straight line rent                              (322)           (99)
          Proceeds from offering of shares, net             --         58,383
          Purchase of land and building                    (25)       (50,235)
          Proceeds from (establish) funded reserve          83         (2,719)
          Payment of deferred lease origination costs       --         (1,738)
       -------------------------------------------------------------------------

       Cash Available for Distribution                 $ 5,238       $  1,093
       =========================================================================

The Company's cash distributions for the periods ended December 31, 2003 and 2002 are summarized as follows:

        (in thousands)

        Quarter Paid                                         2003           2002
        ========================================================================
        First Quarter                                    $    850       $     --
        Second Quarter                                      1,302             --
        Third Quarter                                       1,292             --
        Fourth Quarter                                      1,277            220
        ------------------------------------------------------------------------
          Dividends Paid                                 $  4,721       $    220
        ========================================================================

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any income, nor in any related dividend.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended December 31, 2003 and 2002, fees incurred under the agreement were $79,000 and $19,000, respectively.

An acquisition fee of $318,000 and other costs of $67,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $5,227,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full a note payable to FSP, principal of $51,500,000, with interest equal to the Citizens Bank base rate. Interest paid to FSP was $240,000. The average interest rate during the time the loan was outstanding was 4.44%.

A commitment fee of $3,657,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $313,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

                            FSP Addison Circle Corp.
                          Notes to Financial Statements

8. Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                                       Year Ending
                     (in thousands)    December 31,        Amount
                                       -------------    -----------

                                           2004           $  6,684
                                           2005              6,636
                                           2006              5,698
                                           2007              3,101
                                           2008              2,369
                                        Thereafter             943
                                                        -----------

                                                          $ 25,431
                                                        ===========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in September, 2002, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

                           FSP Collins Crossing Corp.
                              Financial Statements
                                  June 30, 2004

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements (unaudited)

Balance Sheet as of June 30, 2004 and December 31, 2003.................... F-24

Statement of Income for the three and six months ended June 30, 2004 and 2003............................................................. F-25

Statement of Cash Flows for the six months ended to June 30, 2004 and 2003............................................................. F-26

Notes to Financial Statements.............................................. F-27

                           FSP Collins Crossing Corp.
                                  Balance Sheet
                                   (unaudited)

                                                                                                          June 30,      December 31,
(in thousands,except shares and par value amounts)                                                          2004            2003
===================================================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                                                 $  4,022         $  4,022
     Buildings and improvements                                                                             34,232           34,224
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            38,254           38,246

     Less accumulated depreciation                                                                           1,170              731
-----------------------------------------------------------------------------------------------------------------------------------

Real estate investments, net                                                                                37,084           37,515

Acquired real estate leases, net of accumulated amortization of $588 and $349, respectively                  1,709            1,918
Acquired favorable real estate lease, net of accumulated amortization of $1,266 and $791, respectively       3,878            4,353
Cash and cash equivalents                                                                                    4,622            5,066
Cash-funded reserves                                                                                            --               --
Restricted cash                                                                                                115              115
Tenant rents receivable                                                                                         11               25
Step rent receivable                                                                                           445              279
Prepaid expenses and other assets                                                                               68               43
-----------------------------------------------------------------------------------------------------------------------------------

      Total assets                                                                                        $ 47,932         $ 49,314
===================================================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                                                     $  1,198         $  1,467
Dividends payable                                                                                               --            1,331
Tenant security deposits                                                                                       115              115
-----------------------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                                       1,313            2,913
-----------------------------------------------------------------------------------------------------------------------------------

Commitments and Contingencies

Stockholders' Equity:
     Preferred Stock, $.01 par value, 555 shares
       authorized, issued and outstanding                                                                       --               --
     Common Stock, $.01 par value, 1 share
       authorized, issued and outstanding                                                                       --               --
     Additional paid-in capital                                                                             51,100           51,100
     Retained deficit and dividends in excess of earnings                                                   (4,481)          (4,699)
-----------------------------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                                             46,619           46,401
-----------------------------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                                           $ 47,932         $ 49,314
===================================================================================================================================

                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                               Statement of Income
                                   (unaudited)

                                                                                            For the                   For the
                                                                                         Three Months               Six Months
                                                                                             Ended                     Ended
                                                                                           June 30,                  June 30,
                                                                                      -------------------       -------------------
(in thousands, except shares and per share amounts)                                    2004         2003         2004        2003
===================================================================================================================================

Revenues:
     Rental                                                                           $1,747      $ 1,916       $3,449      $ 2,569
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:

     Rental operating expenses                                                           506          391          909          494
     Real estate taxes and insurance                                                     238          255          478          341
     Depreciation and amortization                                                       321          266          648          354
     Interest                                                                             --        3,591           --        3,728
-----------------------------------------------------------------------------------------------------------------------------------

       Total expenses                                                                  1,065        4,503        2,035        4,917
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                                     682       (2,587)       1,414       (2,348)

Interest income                                                                           18            2           38            5
-----------------------------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                                                700       (2,585)       1,452       (2,343)

Dividends paid to common shareholders                                                     --          153           --          153
-----------------------------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders                              $  700      $(2,738)      $1,452      $(2,496)
===================================================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                                   555          555          555          555
===================================================================================================================================

Net income (loss) per preferred share, basic and diluted                              $1,261      $(4,933)      $2,616      $(4,497)
===================================================================================================================================

                 See accompanying notes to financial statements

                           FSP Collins Crossing Corp.
                            Statements of Cash Flows
                                   (unaudited)

                                                                                   For the Six Months Ended
(in thousands)                                                                 June 30, 2004      June 30, 2003
===============================================================================================================

Cash flows from operating activities:
     Net Income (loss)                                                            $ 1,452           $ (2,343)
     Adjustments to reconcile net income (loss) to net cash provided by
        (used for) operating activities:
      Depreciation and amortization                                                   648                354
      Amortization of favorable lease                                                 475                 --
Changes in operating assets and liabilities:
     Restricted cash                                                                   --               (115)
     Tenant rent receivables                                                           14                 (5)
     Step rent receivable                                                            (166)              (111)
     Prepaid expenses and other assets                                                (25)               (67)
     Accounts payable and accrued expenses                                         (1,599)               626
     Tenant security deposits                                                          --                115
---------------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) operating activities                          799             (1,546)
---------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                    (9)           (45,379)
     Purchase of acquired real estate leases                                           --                 --
---------------------------------------------------------------------------------------------------------------

      Net cash used for investing activities                                           (9)           (45,379)
---------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                               --             55,839
     Syndication costs                                                                 --             (4,738)
     Dividends to stockholders                                                     (1,234)              (209)
     Proceeds from long-term debt                                                      --             45,175
     Principal payments on long-term debt                                              --            (45,175)
---------------------------------------------------------------------------------------------------------------

      Net cash (used for) provided by financing activities                         (1,234)            50,892
---------------------------------------------------------------------------------------------------------------

Net increase (decrease)  in cash and cash equivalents                                (444)             3,967

Cash and cash equivalents, beginning of period                                      5,066                 --
---------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                          $ 4,622           $  3,967
===============================================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
     Interest                                                                     $    --           $  3,728

                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements
                                   (unaudited)

1. Organization and Basis of Presentation

FSP Collins Crossing Corp. (the "Company") was organized on January 16, 2003 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Richardson, TX (the "Property"). Completed in 1999, the Property consists of an eleven story Class "A" suburban office tower that contains approximately 298,766 square feet of space situated on approximately ten acres of land (including an undeveloped parcel containing approximately 3.5 acres). The company acquired the Property on March 3, 2003.

BASIS OF PRESENTATION

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2003

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Net Income Per Share

Basic net income per preferred share is computed by dividing net income attributed to preferred shareholders by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at June 30, 2004 and 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3. Income Taxes

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets (including acquired leases): property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income.

CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. Management believes in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                         Three Months Ended    Six Months Ended
                                             June 30,              June 30,
(in thousands)                            2004        2003     2004       2003
================================================================================
Net income                              $   700   $ (2,585)  $ 1,452   $ (2,343)
Depreciation and amortization               321        266       648        354
Amortization of favorable leases            218         --       475         --
Straight line rent                          (83)       (83)     (167)      (111)
Proceeds from offering of shares, net        --     29,880        --     51,100
Purchase of land and building                (9)      (192)       (9)   (45,379)
Establish funded reserve                     --     (2,130)       --     (2,130)
                                        ---------------------------------------

Cash Available for Distribution         $ 1,147   $ 25,156   $ 2,399   $  1,491
================================================================================

The Company's cash distributions for the period ended June 30, 2004 are summarized as follows:

(in thousands)

       Quarter Paid                                  2004         2003
       ================================================================
       First Quarter                                $1,331       $   --
       Second Quarter                                1,234          209
       Third Quarter                                    --        1,036
       Fourth Quarter                                   --        1,147
       ----------------------------------------------------------------
         Dividends Paid                             $2,565       $2,392
       ================================================================

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements
                                   (unaudited)

5. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $18,654 and $18,714 for the three months ended June 30, 2004 and 2003, respectively and $37,551 and $24,970 for the six months ended June 30, 2004 and 2003, respectively.

                           FSP Collins Crossing Corp.
                              Financial Statements
                                December 31, 2003

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................   F-31

Balance Sheet as of December 31, 2003....................................   F-32

Statement of Operations for the period January 16, 2003
      (date of inception) to December 31, 2003...........................   F-33

Statement of Changes in Stockholders' Equity for the period
      January 16, 2003 (date of inception) to December 31, 2003..........   F-34

Statement of Cash Flows for the period January 16, 2003
      (date of inception) to December 31, 2003...........................   F-35

Notes to the Financial Statements........................................   F-36

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Collins Crossing Corp.

We have audited the accompanying balance sheet of FSP Collins Crossing Corp. as of December 31, 2003, and the related statements of operations, changes in stockholders' equity and cash flows for the period from January 16, 2003 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Collins Crossing Corp. as of December 31, 2003, and the results of its operations and its cash flows for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
January 23, 2004

                           FSP Collins Crossing Corp.
                                  Balance Sheet

                                                                                                    December 31,
(in thousands, except shares and par value amounts)                                                     2003
================================================================================================================

Assets:

Real estate investments, at cost:
   Land                                                                                                 $  4,022
   Buildings and improvements                                                                             34,224
----------------------------------------------------------------------------------------------------------------
                                                                                                          38,246

   Less accumulated depreciation                                                                             731
----------------------------------------------------------------------------------------------------------------

     Real estate investments, net                                                                         37,515

Acquired real estate leases, net of accumulated amortization of $349                                       1,918
Acquired favorable real estate lease, net of accumulated amortization of $791                              4,353
Cash and cash equivalents                                                                                  2,942
Cash-funded reserves                                                                                       2,124
Restricted cash                                                                                              115
Tenant rents receivable                                                                                       25
Step rent receivable                                                                                         279
Prepaid expenses and other assets                                                                             43
----------------------------------------------------------------------------------------------------------------

   Total assets                                                                                         $ 49,314
================================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                                                   $  1,467
Dividends payable                                                                                          1,331
Tenant security deposits                                                                                     115
----------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                                     2,913
----------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
   Preferred Stock, $.01 par value, 555 shares
     authorized, issued and outstanding                                                                       --
   Common Stock, $.01 par value, 1 share
     authorized, issued and outstanding                                                                       --
   Additional paid-in capital                                                                             51,100
   Retained deficit and dividends in excess of earnings                                                   (4,699)
----------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                                           46,401
----------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                                         $ 49,314
================================================================================================================

                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                             Statement of Operations


                                                              For the Period
                                                             January 16, 2003
                                                          (date of inception) to
(in thousands, except shares and per share amounts)          December 31, 2003
================================================================================

Revenue:
   Rental                                                          $ 5,672
--------------------------------------------------------------------------------
     Total revenue                                                   5,672
--------------------------------------------------------------------------------

Expenses:
   Rental operating expenses                                         1,399
   Real estate taxes and insurance                                     760
   Depreciation and amortization                                     1,080
   Interest                                                          3,444
--------------------------------------------------------------------------------

     Total expenses                                                  6,683
--------------------------------------------------------------------------------
Net loss before interest income                                     (1,011)

Interest income                                                         35
--------------------------------------------------------------------------------

Net loss before common dividends                                      (976)

Dividends paid to common shareholder                                   373
--------------------------------------------------------------------------------

Net loss attributable to preferred shareholders                    $(1,349)
================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                 555
================================================================================

Net loss per preferred share, basic and diluted                    $(2,431)
================================================================================

                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                  Statement of Changes in Stockholders' Equity
                         For the Period January 16, 2003
                    (date of inception) to December 31, 2003

                                                                           Retained Deficit
                                                              Additional     and Dividends        Total
                                    Preferred     Common       Paid in       in Excess of     Stockholders'
(in thousands, except shares)         Stock       Stock        Capital         Earnings          Equity
===========================================================================================================

Private offering of 555 shares, net   $  --      $  --      $   51,100       $       --        $   51,100

Dividends                                --         --              --           (3,723)           (3,723)

Net loss                                 --         --              --             (976)             (976)
-----------------------------------------------------------------------------------------------------------

Balance, December 31, 2003            $  --      $  --      $   51,100       $   (4,699)       $   46,401
===========================================================================================================

                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                             Statement of Cash Flows

                                                              For the Period
                                                             January 16, 2003
                                                          (date of inception) to
(in thousands)                                               December 31, 2003
================================================================================

Cash flows from operating activities:
   Net loss                                                         $   (976)
   Adjustments to reconcile net loss to net cash
     used for operating activities:
       Depreciation and amortization                                   1,080
       Amortization of favorable lease                                   791
Changes in operating assets and liabilities:
       Cash-funded reserve                                            (2,124)
       Restricted cash                                                  (115)
       Tenant rents receivable                                           (25)
       Step rent receivable                                             (279)
       Prepaid expenses and other assets                                 (43)
       Accounts payable and accrued expenses                           1,467
       Tenant security deposits                                          115
-------------------------------------------------------------------------------

         Net cash used for operating activities                         (109)
-------------------------------------------------------------------------------
Cash flows from investing activities:
   Purchase of real estate assets                                    (38,246)
   Purchase of acquired real estate lease                             (2,267)
   Purchase of acquired favorable real estate lease                   (5,144)
-------------------------------------------------------------------------------

         Net cash used for investing activities                      (45,657)
-------------------------------------------------------------------------------

Cash flows from financing activities:
   Proceeds from sale of company stock                                55,510
   Syndication costs                                                  (4,410)
   Dividends to stockholders                                          (2,392)
   Proceeds from long-term debt                                       45,175
   Principal payments on long-term debt                              (45,175)
-------------------------------------------------------------------------------

         Net cash provided by financing activities                    48,708
-------------------------------------------------------------------------------

Net increase in cash and cash equivalents                              2,942

Cash and cash equivalents, beginning of period                            --
-------------------------------------------------------------------------------

Cash and cash equivalents, end of period                            $  2,942
================================================================================

Supplemental disclosure of cash flow information:

   Cash paid for:
     Interest                                                       $  3,444

   Disclosure of non-cash financing activities:
     Dividends declared but not paid                                $  1,331

                 See accompanying notes to financial statements.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

1. Organization

FSP Collins Crossing Corp. (the "Company") was organized on January 16, 2003 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Richardson, TX (the "Property"). Completed in 1999, the Property consists of an eleven story Class "A" suburban office tower that contains approximately 298,766 square feet of space situated on approximately ten acres of land (including an undeveloped parcel containing approximately 3.5 acres). The company acquired the Property on March 3, 2003.

2. Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to date are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the assets are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

         Category                            Years
         --------                            -----
         Building - Commercial                39
         Building Improvements               15-39
         Furniture and Equipment              5-7

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

       (in thousands)
       --------------

       Price per Offering Memorandum                $45,175
       Plus: Acquisition fees                           277
       Plus: Other acquisition costs                    205
       ----------------------------------------------------
         Total Acquisition Costs                    $45,657
       ====================================================

These costs are reported in the Company's Balance Sheet as follows:

       Land                                         $ 4,022
       Building                                      34,224
       Acquired real estate leases                    2,267
       Acquired favorable real estate lease           5,144
       ----------------------------------------------------
         Total reported on Balance Sheet            $45,657
       ====================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2003, no such indicators of impairment were identified.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases represents the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the Property. Under SFAS No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of $349,000 is included in Depreciation and Amortization in the Company's Statement of Operations for the period ended December 31, 2003.

Acquired real estate lease costs included in the purchase price of the property were $2,267,000 and are being amortized over the period of five years in respect of the leases assumed. Detail of the acquired real estate lease costs as of December 31, 2003:

        (in thousands)
        --------------

        Cost                                    $  2,267
        Accumulated amortization                     349
                                                --------
        Book value                              $  1,918
                                                ========

The estimated annual amortization expense for the five years succeeding December 31, 2003 are as follows:

        (in thousands)
        --------------

        2004                                    $   418
        2005                                    $   418
        2006                                    $   418
        2007                                    $   418
        2008                                    $   244

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

ACQUIRED FAVORABLE REAL ESTATE LEASE

Acquired favorable real estate lease is the estimated benefit the Company receives when the lease payments due under a tenant's lease exceed the market rate of the lease at the date the property was acquired. Under SFAS 141 the Company is required to report this value separately from its investment in real estate. The Company subsequently amortizes this amount on a straight-line basis over the remaining life of the tenant's lease. Amortization of $791,000 is shown as a reduction of rental income in the Company's Statement of Operations for the period ended December 31, 2003.

The acquired favorable real estate leases included in the purchase price of the property was $5,144,000 and is being amortized over the period of five years in respect of the lease assumed. Details of the acquired favorable real estate lease as of December 31, 2003:

        (in thousands)
        --------------
        Cost                                    $  5,144
        Accumulated amortization                     791
                                                --------
        Book value                              $  4,353
                                                ========

The estimated annual amortization expense for the five years succeeding December 31, 2003 are as follows:

        (in thousands)
        --------------
        2004                                    $   950
        2005                                    $   950
        2005                                    $   950
        2007                                    $   950
        2008                                    $   553

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any Company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically classifies its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2003.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended December 31, 2003 rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenant represents greater than 10% of total revenue:

                   INET                         80%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $279,000 at December 31, 2003.

TENANT RENTS RECEIVABLE

Tenant rents receivable are reported at the amount the Company expects to collect on balances outstanding at year-end. Management monitors outstanding balances and tenant relationships and concluded that any realization losses would be immaterial.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $4,410,000 have been reported as reduction in Stockholders' Equity in the Company's Balance Sheet.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial properties and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                       Period Ended
                                                       December, 31
        (in thousands)                                     2003
        =============================================================
        Income from leases                               $ 5,559
        Straight-line rent adjustment                        279
        Reimbursable expenses                                625
        Amortization of favorable lease                     (791)
        -------------------------------------------------------------

             Total                                       $ 5,672
        =============================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor any related dividend.

3. Recent Accounting Standards

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company does not anticipate that the adoption of this statement will have a material effect on the Company's financial position, results of operations and cash flows.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

At December 31, 2003, the Company's net tax basis of its real estate assets was $41,634,000.

The following schedule reconciles GAAP net income to taxable income subject to dividend requirements:

                                                               Period Ended
                                                                December 31,
        (in thousands)                                             2003
        ====================================================================

        GAAP net loss                                           $  (976)

           Add:  Book depreciation and amortization               1,080
                 Amortization for favorable lease                   791
                 Deferred rent                                      481
           Less: Tax depreciation and amortization                 (812)
                 Straight-line rents                               (279)
        --------------------------------------------------------------------
        Taxable income subject to dividend requirement          $   285
        ====================================================================

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                               Period Ended
                                                               December 31,
        (in thousands)                                             2003
        ====================================================================

        Cash dividends paid                                    $  2,392
           Less: Return of Capital                               (2,107)
        --------------------------------------------------------------------
        Dividends paid deduction                               $    285
        ====================================================================

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets (including acquired leases): property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. Management believes in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                               Period ended
                                                               December 31,
        (in thousands)                                             2003
        ====================================================================

           Net loss                                              $   (976)
           Depreciation and amortization                            1,080
           Amortization of favorable lease                            791
           Straight line rent                                        (279)
           Proceeds from offering of shares, net                   51,100
           Purchase of land and building                          (38,246)
           Establish funded reserve                                (2,124)
           Purchase of acquired real estate leases                 (2,267)
           Purchase of acquired favorable real estate leases       (5,144)
        --------------------------------------------------------------------
        Cash Available for Distribution                          $  3,935
        ====================================================================

The Company's cash distributions for the period ended December 31, 2003 are summarized as follows:

        (in thousands)
                                                   Total Cash
        Quarter Paid                               Dividends
        ========================================================
        Second Quarter of 2003                    $    209
        Third Quarter of 2003                        1,036
        Fourth Quarter of 2003                       1,147
        --------------------------------------------------------
          Dividends Paid in 2003                     2,392

        First Quarter of 2004                        1,331
        --------------------------------------------------------
        Dividends Declared in 2003 (1)            $  3,723
        ========================================================

(1) The Company declared a dividend payable to stockholders of record as of December 31, 2003.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended December 31, 2003, fees incurred under the agreement were $62,000.

An acquisition fee of $277,000 and other costs of $206,000 were paid in 2003 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $4,410,000 were paid in 2003 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2003, the Company borrowed and repaid in full a note payable to FSP, principal of $45,175,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $253,000. The average interest rate during the time the loan was outstanding was 4.44%.

A commitment fee of $3,191,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $373,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

                           FSP Collins Crossing Corp.
                          Notes to Financial Statements

8. Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                                         Year Ending
                     (in thousands)      December 31,        Amount
                                       ---------------    -------------

                                             2004           $  6,701
                                             2005              6,947
                                             2006              6,036
                                             2007              5,811
                                             2008              5,811
                                          Thereafter           8,688
                                                          -------------
                                                            $ 39,994
                                                          =============

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in March 2003, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

                       FSP Montague Business Center Corp.
                              Financial Statements
                                  June 30, 2004

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements (unaudited)

Balance Sheets as of June 30, 2004 and December 31, 2003..................  F-46

Statements of Income for the three and six months ended June 30, 2004 and 2003............................................................  F-47

Statements of Cash Flows for the six months ended June 30, 2004 and 2003............................................................  F-48

Notes to Financial Statements.............................................  F-49

                       FSP Montague Business Center Corp.
                                  Balance Sheet
                                   (unaudited)

                                                                      June 30,    December 31,
(in thousands,except shares and par value amounts)                      2004          2003
==============================================================================================

Assets:

Real estate investments, at cost:
     Land                                                            $ 10,500        $ 10,500
     Buildings and improvements                                        10,499          10,499
----------------------------------------------------------------------------------------------
                                                                       20,999          20,999

     Less accumulated depreciation                                        493             359
----------------------------------------------------------------------------------------------

Real estate investments, net                                           20,506          20,640

Acquired real estate leases, net of accumulated amortization
  of $197 and $143                                                        268             322
Acquired favorable real estate lease, net accumulated
  amortization of $2,325 and $1,744                                     2,907           3,488
Cash and cash equivalents                                               3,612           3,594
Step rent receivable                                                      459             392
Prepaid expenses and other assets                                          32              14
----------------------------------------------------------------------------------------------

      Total assets                                                   $ 27,784        $ 28,450
==============================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                $    401        $    411
Dividends payable                                                          --             960
----------------------------------------------------------------------------------------------

     Total liabilities                                                    401           1,371
----------------------------------------------------------------------------------------------

Commitments and Contingencies

Stockholders' Equity:
     Preferred Stock, $.01 par value, 334 shares
       authorized, issued and outstanding                                  --              --
     Common Stock, $.01 par value, 1 share
       authorized, issued and outstanding                                  --              --
     Additional paid-in capital                                        30,652          30,652
     Retained deficit and dividends in excess of earnings              (3,269)         (3,573)
----------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                        27,383          27,079
----------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                      $ 27,784        $ 28,450
==============================================================================================

                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                               Statement of Income
                                   (unaudited)

                                                                    For the                      For the
                                                                  Three Months                 Six Months
                                                                      Ended                       Ended
                                                                    June 30,                    June 30,
                                                               --------------------       --------------------
(in thousands, except shares and per share amounts)             2004          2003         2004          2003
==============================================================================================================

Revenues:
     Rental                                                     $849          $662        $1,715        $1,848
--------------------------------------------------------------------------------------------------------------
Expenses:

     Rental operating expenses                                    75            91           130           174
     Real estate taxes and insurance                              70            73           140           173
     Depreciation and amortization                                94            83           188           184
==============================================================================================================

       Total expenses                                            239           247           458           531
--------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                             610           415         1,257         1,317

Interest income                                                   14             6            29            19
--------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                        624           421         1,286         1,336

Dividends paid to common shareholders                             --            --            --            --
--------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders        $624          $421        $1,286        $1,336
==============================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                           334           334           334           334
==============================================================================================================

Net income (loss) per preferred share, basic and diluted      $1,868        $1,260        $3,850        $4,000
==============================================================================================================

                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                            Statements of Cash Flows
                                   (unaudited)

                                                                          For the Six Months Ended
(in thousands)                                                       June 30, 2004       June 30, 2003
=======================================================================================================

Cash flows from operating activities:
     Net Income                                                         $1,286              $1,336
     Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                        188                 184
      Amortization of favorable leases                                     581                 581
Changes in operating assets and liabilities:
     Step rent receivable                                                  (67)               (163)
     Prepaid expenses and other assets                                     (19)                 (7)
     Accounts payable and accrued expenses                                (970)               (930)
-------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) operating activities               999               1,001
-------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                         --                  --
     Purchase of acquired real estate leases                                --                  --
-------------------------------------------------------------------------------------------------------

      Net cash used for investing activities                                --                  --
-------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                    --                  --
     Syndication costs                                                      --                  --
     Dividends to stockholders                                            (980)               (914)
     Proceeds from long-term debt                                           --                  --
     Principal payments on long-term debt                                   --                  --
-------------------------------------------------------------------------------------------------------

      Net cash (used for) provided by financing activities                (980)               (914)
-------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                   18                  87

Cash and cash equivalents, beginning of period                           3,594               3,330
-------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                $3,612              $3,417
=======================================================================================================

                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements
                                   (unaudited)

1. Organization and Basis of Presentation

FSP Montague Business Center Corp. (the "Company") was organized on July 22, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate two adjacent single-story research and development/office buildings located in San Jose, California (the "Property"). The Property contains approximately 145,951 square feet of space situated on approximately 9.95 acres of land. The company acquired the Property on August 27, 2002.

BASIS OF PRESENTATION

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2003.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Net Income Per Share

Basic net income per preferred share is computed by dividing net income by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at June 30, 2004. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3. Income Taxes

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets (including acquired leases) property and equipment ("Capital Expenditures"), and payments for deferred leasing commissions; plus
(less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures and payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income.

CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of Cash available for distribution is shown in the following table:

                                           Three Months Ended   Six Months Ended
                                                June 30,           June 30,
    (in thousands)                            2004     2003     2004      2003
    ============================================================================
    Net income                              $ 624   $   421   $ 1,286   $ 1,336
    Depreciation and amortization
      and amortization of favorable lease     385       664       769       765
    Straight line rent                        (17)      (66)      (67)     (163)
    ---------------------------------------------------------------------------

    Cash Available for Distribution         $ 992   $ 1,019   $ 1,988   $ 1,938
    ============================================================================

The Company's cash distributions for the periods ended December 31, 2003 and 2002 are summarized as follows:

       (in thousands)

       Quarter Paid                              2004      2003
       ==============================================================
       First Quarter                            $  960    $   902
       Second Quarter                              980        914
       Third Quarter                                          941
       Fourth Quarter                                         957
       --------------------------------------------------------------
         Dividends Paid                         $ 1940    $ 3,714
       ==============================================================

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements
                                   (unaudited)

5. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $11,336 and $11,795 for the three months ended June 30, 2004 and 2003, respectively and $22,701 and $22,652 for the six months ended June 30, 2004 and 2003 respectively.

                       FSP Montague Business Center Corp.
                              Financial Statements
                           December 31, 2003 and 2002

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report............................................... F-53

Balance Sheets as of December 31, 2003 and 2002............................ F-54

Statements of Operations for the year ended December 31, 2003 and for the period July 22, 2002 (date of inception) to December 31, 2002........ F-55

Statements of Changes in Stockholders' Equity for the year ended December
      31, 2003 and for the period July 22, 2002 (date of inception)
      to December 31, 2002................................................. F-56

Statements of Cash Flows for the year ended December 31, 2003 and for the period July 22, 2002 (date of inception) to December 31, 2002........ F-57

Notes to the Financial Statements.......................................... F-58

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Montague Business Center Corp.

We have audited the accompanying balance sheets of FSP Montague Business Center Corp. as of December 31, 2003, and 2002, and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 31, 2003 and for the period from July 22, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Montague Business Center Corp. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the year ended December 31, 2003 and for the initial period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
January 23, 2004

                       FSP Montague Business Center Corp.
                                 Balance Sheets

                                                                              December 31,  December 31,
(in thousands, except shares and par value amounts)                              2003          2002
========================================================================================================

Assets:

Real estate investments, at cost:
  Land                                                                           $ 10,500       $ 10,500
  Buildings and improvements                                                       10,499         10,144
--------------------------------------------------------------------------------------------------------
                                                                                   20,999         20,644

  Less accumulated depreciation                                                       359             98
--------------------------------------------------------------------------------------------------------

    Real estate investments, net                                                   20,640         20,546

Acquired real estate lease, net of accumulated amortization of $143 and $36           322            429
Acquired favorable real estate lease, net of accumulated amortization
  of $1,744 and $581                                                                3,488          4,651
Cash and cash equivalents                                                           1,587            957
Cash-funded reserves                                                                2,007          2,373
Step rent receivable                                                                  392            130
Prepaid expenses and other assets                                                      14             25
--------------------------------------------------------------------------------------------------------

    Total assets                                                                 $ 28,450       $ 29,111
========================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                            $    411       $     28
Dividends payable                                                                     960            902
--------------------------------------------------------------------------------------------------------

    Total liabilities                                                               1,371            930
--------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value, 334 shares
    authorized, issued and outstanding                                                 --             --
  Common Stock, $.01 par value, 1 share
    authorized, issued and outstanding                                                 --             --
  Additional paid-in capital                                                       30,652         30,652
  Retained deficit and dividends in excess of earnings                             (3,573)        (2,471)
--------------------------------------------------------------------------------------------------------

    Total Stockholders' Equity                                                     27,079         28,181
--------------------------------------------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity                                   $ 28,450       $ 29,111
========================================================================================================

                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                            Statements of Operations

                                                                                            For the Period
                                                                     For the                 July 22, 2002
                                                                    Year Ended          (date of inception) to
(in thousands, except shares and per share amounts)              December 31, 2003         December 31, 2002
==============================================================================================================

Revenue:
  Rental                                                            $3,645                       $ 1,008
--------------------------------------------------------------------------------------------------------------

    Total revenue                                                    3,645                         1,008
--------------------------------------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                                            314                           103
  Real estate taxes and insurance                                      339                            83
  Depreciation and amortization                                        368                           134
  Interest                                                              --                         1,949
--------------------------------------------------------------------------------------------------------------

    Total expenses                                                   1,021                         2,269
--------------------------------------------------------------------------------------------------------------

Net income (loss) before interest income                             2,624                        (1,261)

Interest income                                                         45                            12
--------------------------------------------------------------------------------------------------------------
Net income (loss) before common dividends                            2,669                        (1,249)

Dividends paid to common shareholders                                   --                            32
--------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders            $2,669                       $(1,281)
==============================================================================================================

Weighted average number of preferred shares outstanding,
   basic and diluted                                                   334                           334
==============================================================================================================

Net income (loss) per preferred share, basic and diluted            $7,991                       $(3,835)
==============================================================================================================

                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                  Statements of Changes in Stockholders' Equity
                      For the Year ended December 31, 2003
                        and for the Period July 22, 2002
                    (date of inception) to December 31, 2002

                                                                                   Retained Deficit
                                                                      Additional     and Dividends         Total
                                             Preferred    Common       Paid in       in Excess of      Stockholders'
(in thousands, except shares)                  Stock       Stock       Capital         Earnings           Equity
=====================================================================================================================

Private offering of 334 shares, net         $     --     $     --     $30,652           $    --            $ 30,652

Dividends                                         --           --          --            (1,222)             (1,222)

Net loss                                          --           --          --            (1,249)             (1,249)
---------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                        --           --      30,652            (2,471)             28,181

Dividends                                         --           --          --            (3,771)             (3,771)

Net income                                        --           --          --             2,669               2,669
---------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                  $     --     $     --     $30,652           $(3,573)           $ 27,079
=====================================================================================================================

                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                            Statements of Cash Flows

                                                                                       For the Period
                                                                      For the           July 22, 2002
                                                                    Year Ended     (date of inception) to
                                                                   December 31,         December 31,
(in thousands)                                                         2003                 2002
=========================================================================================================

Cash flows from operating activities:
  Net income (loss)                                                  $ 2,669              $ (1,249)
  Adjustments to reconcile net income (loss) to net cash
    provided by (used for) operating activities:
      Depreciation and amortization                                      368                   134
      Amortization of favorable lease                                  1,164                   581
Changes in operating assets and liabilities:
      Cash-funded reserves                                               366                (2,373)
      Step rent receivables                                             (262)                 (130)
      Prepaid expenses and other assets                                   11                   (25)
      Accounts payable and accrued expenses                              383                    28
---------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) operating activities           4,699                (3,034)
---------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets                                        (355)              (20,644)
  Purchase of acquired real estate leases                                 --                  (465)
   Purchase of acquired favorable real estate leases                      --                (5,232)
---------------------------------------------------------------------------------------------------------

        Net cash used for investing activities                          (355)              (26,341)
---------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from sale of company stock                                     --                33,410
  Syndication costs                                                       --                (2,758)
  Dividends to stockholders                                           (3,714)                 (320)
  Proceeds from long-term debt                                            --                26,000
  Principal payments on long-term debt                                    --               (26,000)
---------------------------------------------------------------------------------------------------------

        Net cash (used for) provided by financing activities          (3,714)               30,332
---------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                630                   957

Cash and cash equivalents, beginning of period                           957                    --
---------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                             $ 1,587              $    957
=========================================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                                         $    --              $  1,949

  Disclosure of non-cash financing activities:
    Dividends declared but not paid                                  $   960              $    902

                 See accompanying notes to financial statements.

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

1. Organization

FSP Montague Business Center Corp. (the "Company") was organized on July 22, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate two adjacent single-story research and development/office buildings located in San Jose, California (the "Property"). The Property contains approximately 145,951 square feet of space situated on approximately 9.95 acres of land. The Company acquired the Property on August 27, 2002.

2. Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to December 31, 2002 are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the assets are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

        Category                    Years
        --------                    -----
        Building - Commercial         39
        Building Improvements       15-39
        Furniture and equipment      5-7

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheets:

       (in thousands)
       --------------

       Price per Offering Memorandum         $   26,000
       Plus: Acquisition fees                       167
       Plus: Other acquisition costs                174
       --------------------------------------------------
         Total Acquisition Costs             $   26,341
       ==================================================

These costs are reported in the Company's Balance Sheets as follows:

       Land                                  $   10,500
       Building                                  10,144
       Acquired real estate lease                   465
       Acquired favorable lease                   5,232
       --------------------------------------------------
         Total reported on Balance Sheet     $   26,341
       ==================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2003 and 2002 no such indicators of impairment were identified.

ACQUIRED REAL ESTATE LEASE

Acquired real estate lease represents the estimated value of legal and leasing costs related to the acquired leases that were included in the purchase price when the Company acquired the Property. Under SFAS No. 141 "Business Combinations" , which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over life of the related lease. Amortization expense of approximately $107,000 and $36,000 is included in depreciation and amortization in the Company's Statements of Operations for the periods ended December 31, 2003 and 2002, respectively.

The acquired real estate lease included in the purchase price of the property was $465,000 and is being amortized over a period of five years.

The estimated annual amortization expense for the three years succeeding December 31, 2003 are as follows:

                      (in thousands)
                      --------------

                      2004                         $  107
                      2005                         $  107
                      2006                         $  107

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

ACQUIRED FAVORABLE REAL ESTATE LEASE

Acquired favorable real estate lease represents the value related to the leases when the lease payments due under a tenant's lease exceed the market rate of the lease at the date the Property was acquired. Under SFAS 141 the Company is required to capitalize this difference and report it separately from its investment in real estate. The Company subsequently amortizes this amount on a straight-line basis over the remaining life of the tenant's lease. Amortization of $1,164,000 and $581,000 is shown as a reduction of rental income in the Company's Statements of Operations for the periods ended December 31, 2003 and 2002, respectively.

The acquired favorable real estate lease included in the purchase price of the property was $5,232,000 and is being amortized over a period of five years in respect of the lease assumed.

The estimated annual amortization expense for the three years succeeding December 31, 2003 are as follows:

                      (in thousands)
                      --------------
                      2004                         $   1,163
                      2005                         $   1,163
                      2006                         $   1,162

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. These funds typically are used for the payment of real estate assets and deferred leasing commissions; however, there is no legal restriction on their use and they may be used for any Company purpose.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically classifies its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2003 and 2002.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the periods ended December 31, 2003 and 2002, 100% of the rental income was derived from one tenant, Novellus Systems, Inc. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents and cash-funded reserves approximate their fair values based on their short-term maturity and prevailing interest rates.

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable which is the cumulative revenue recognized in excess of amounts billed by the Company, was $392,000 and $130,000 at December 31, 2003 and 2002, respectively.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs in the amount of $2,758,000 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheet.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its lease as an operating lease. Rental income from the lease, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenant. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                       Year Ended    Period Ended
                                      December, 31   December, 31
       (in thousands)                     2003           2002
       ==========================================================
       Income from leases               $  3,789       $  1,269
       Straight-line rent adjustment         262            130
       Reimbursable expenses                 758            190
       Amortization of acquired
         favorable real estate lease      (1,164)          (581)
       ----------------------------------------------------------

            Total                       $  3,645       $  1,008
       ==========================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2003 and 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

                       FSP Montague Business Center Corp.
                         Notes to Financial Statements.

3. Recent Accounting Standards

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The adoption of this statement did not have a material effect on the Company's financial position, results of operations and cash flows.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $810,000 that can be carried forward until it expires in the year 2022.

At December 31, 2003, the Company's net tax basis of its real estate assets was $26,136,000.

The following schedule reconciles net income (loss) to taxable income subject to dividend requirements:

                                                      Year Ended    Period Ended
                                                      December 31,  December 31,
       (in thousands)                                     2003          2002
       =========================================================================

       GAAP net income (loss)                          $  2,669     $ (1,249)

         Add:  Book depreciation and amortization           368          134
               Amortization of favorable lease            1,164          581
               Deferred rent                                379           --
         Less: Tax depreciation and amortization           (399)        (142)
               Straight-line rents                         (262)        (130)
       -------------------------------------------------------------------------
       Taxable income (loss)(1) subject to a
         dividend requirement                          $  3,919     $   (806)
       =========================================================================

            (1) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                Year Ended      Period Ended
                                                December 31,     December 31,
       (in thousands)                               2003             2002
       =========================================================================

       Cash dividends paid:                      $  3,714        $   320
          Less: Return of Capital                      --           (320)
       -------------------------------------------------------------------------
       Dividends paid deduction                  $  3,714        $    --
       =========================================================================

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets (including acquired leases) property and equipment ("Capital Expenditures"), and payments for deferred leasing commissions; plus
(less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions, payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income.

CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of Cash available for distribution is shown in the following table:

                                                     Year Ended     Period Ended
                                                     December 31,   December 31,
       (in thousands)                                   2003            2002
       =========================================================================

         Net income (loss)                           $ 2,669           $ (1,249)
         Depreciation, amortization and
           amortization of favorable lease             1,532                715
         Straight line rent                             (262)              (130)
         Proceeds from offering of shares, net            --             30,652
         Purchase of land and building and
           improvements                                 (355)           (20,644)
         Proceeds from (establish) funded reserve        366             (2,373)
         Purchase of acquired real estate lease           --               (465)
         Purchase of acquired favorable real
           estate lease                                   --             (5,232)
       -------------------------------------------------------------------------

       Cash Available for Distribution               $ 3,950           $  1,274
       =========================================================================

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution (continued)

The Company's cash distributions for the periods ended December 31, 2003 and 2002 are summarized as follows:

       (in thousands)
       --------------

       Quarter Paid             2003            2002
       ==================================================
       First Quarter         $    902        $    --
       Second Quarter             914             --
       Third Quarter              941             --
       Fourth Quarter             957            320
       --------------------------------------------------
         Dividends Paid      $  3,714        $   320
       ==================================================

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any earnings nor any related dividend.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the years ended December 31, 2003 and 2002, fees incurred under the agreement were $45,000 and $14,000, respectively.

An acquisition fee of $167,000 and other costs of $104,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,758,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

                       FSP Montague Business Center Corp.
                          Notes to Financial Statements

7. Related Party Transactions (continued)

During 2002, the Company borrowed and repaid in full a note payable to FSP, principal of $26,000,000, with interest equal to the Citizens Bank base rate. Interest paid to FSP was $29,000. The average interest rate during the time the loan was outstanding was 4.75%.

A commitment fee of $1,920,000 was paid to FSP for obtaining the first mortgage loan and is included in interest expense on the Statement of Operations.

The Company paid a dividend of $32,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

8. Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under a non-cancelable operating lease as follows:

                                  Year Ending
       (in thousands)             December 31,        Amount
       --------------             ------------        ------

                                      2004            $ 3,982
                                      2005              4,174
                                      2006              4,390
                                                   -----------
                                                     $ 12,546
                                                   ===========

In addition, the lessee is liable for real estate taxes and certain operating expenses of the Property.

                              FSP Royal Ridge Corp.
                              Financial Statements
                                  June 30, 2004

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements (unaudited)

Balance Sheet as of June 30, 2004 and December 31, 2003...................  F-67

Statement of Income for the three and six months ended June 30, 2004......  F-68

Statement of Cash Flows for the six months ended June 30, 2004 and 2003...  F-69

Notes to Financial Statements.............................................  F-70

                              FSP Royal Ridge Corp.
                                  Balance Sheet
                                   (unaudited)

                                                                                                June 30,    December 31,
(in thousands,except shares and par value amounts)                                                2004          2003
========================================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                                        $  1,649       $  1,649
     Buildings and improvements                                                                    16,224         16,224
------------------------------------------------------------------------------------------------------------------------
                                                                                                   17,873         17,873

     Less accumulated depreciation                                                                    584            375
------------------------------------------------------------------------------------------------------------------------

Real estate investments, net                                                                       17,289         17,498

Acquired real estate leases, net of accumulated amortization of $221 and $143                         897            975
Acquired favorable real estate lease, net of accumulated net amortization of $659 and $426          2,674          2,907
Cash and cash equivalents                                                                           2,301          2,251
Restricted cash                                                                                       571            571
Tenant rents receivable                                                                                14             --
Step rent receivable                                                                                1,005            954
Prepaid expenses and other assets                                                                      17             14
------------------------------------------------------------------------------------------------------------------------

     Total assets                                                                                $ 24,768       $ 25,170
========================================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                                            $    231       $    240
Dividends payable                                                                                      --            536
------------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                                231            776
------------------------------------------------------------------------------------------------------------------------

Commitments and Contingencies

Stockholders' Equity:
     Preferred Stock, $.01 par value, 297.5 shares
       authorized, issued and outstanding                                                              --             --
     Common Stock, $.01 par value, 1 share
       authorized, issued and outstanding                                                              --             --
     Additional paid-in capital                                                                    27,277         27,277
     Retained deficit and dividends in excess of earnings                                          (2,740)        (2,883)
------------------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                                    24,537         24,394
------------------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                                  $ 24,768       $ 25,170
========================================================================================================================

                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                               Statement of Income
                                   (unaudited)

                                                                            For the                  For the
                                                                         Three Months              Six Months
                                                                             Ended                    Ended
                                                                           June 30,                 June 30,
                                                                      -----------------       --------------------
(in thousands, except shares and per share amounts)                    2004       2003         2004          2003
==================================================================================================================

Revenues:
     Rental                                                           $  755     $  352       $1,517      $   590
------------------------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                           210        181          406          274
     Real Estate Taxes and insurance                                      78         88          164          147
     Depreciation and amortization                                       143        129          286          237
     Interest                                                             --         --           --        1,889
==================================================================================================================

       Total expenses                                                    431        398          856        2,547
------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                     324        (46)         661       (1,957)

Interest income                                                            9          6           18           12
------------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                                333        (40)         679       (1,945)

Dividends paid to common shareholders                                     --         14           --           14
------------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders              $  333     $  (54)      $  679      $(1,959)
==================================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                 297.5      297.5        297.5        297.5
==================================================================================================================

Net income per preferred share, basic and diluted                     $1,119     $ (182)      $2,282      $(6,585)
==================================================================================================================

                 See accompanying notes to financial statements

                              FSP Royal Ridge Corp.
                            Statements of Cash Flows
                                   (unaudited)

                                                                              For the Six Months Ended
(in thousands)                                                             June 30, 2004     June 30, 2003
==========================================================================================================

Cash flows from operating activities:
     Net Income (loss)                                                         $   679           $ (1,945)
     Adjustments to reconcile net income (loss) to net cash provided by
        (used for) operating activities:
     Depreciation and amortization                                                 286                237
     Amortization of favorable lease                                               233                 --
Changes in operating assets and liabilities:
     Restricted cash                                                                --               (571)
     Tenant rent receivables                                                       (13)                (2)
     Step rent receivable                                                          (51)              (437)
     Prepaid expenses and other assets                                              (4)               (32)
     Accounts payable and accrued expenses                                        (545)               433
----------------------------------------------------------------------------------------------------------

        Net cash provided by (used for) operating activities                       585             (2,317)
----------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                 --            (21,752)
     Purchase of acquired real estate leases                                        --               (423)
----------------------------------------------------------------------------------------------------------

        Net cash used for investing activities                                      --            (22,175)
----------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                            --             29,760
     Syndication costs                                                              --             (2,483)
     Dividends to stockholders                                                    (535)              (334)
     Proceeds from long-term debt                                                   --             24,250
     Principal payments on long-term debt                                           --            (24,250)
----------------------------------------------------------------------------------------------------------

        Net cash (used for) provided by financing activities                      (535)            26,943
----------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                           50              2,451

Cash and cash equivalents, beginning of period                                   2,251                 --
----------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                       $ 2,301           $  2,451
==========================================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
     Interest                                                                  $    --           $  1,889

                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements
                                   (unaudited)

1. Organization and Basis of Presentation

FSP Royal Ridge Corp. (the "Company") was organized on December 20, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a six-story Class "A" suburban office building containing approximately 161,366 rental square feet of space located on approximately 13.2 acres of land in Alpharetta, GA (the "Property). The Company acquired the Property on January 30, 2003.

BASIS OF PRESENTATION

The accompanying interim financial statements are unaudited; however, the financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation of the financial statements for these interim periods have been included.

Certain prior-year balances have been reclassified in order to conform to the current-year presentation.

These financial statements should be read in conjunction with the Company's financial statements and notes thereto for its fiscal year ended December 31, 2003.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Net Income Per Share

Basic net income per preferred share is computed by dividing net income attributed to preferred shareholders by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at June 30, 2004 and 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3. Income Taxes

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements
                                   (unaudited)

4. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets (including acquired leases) property and equipment ("Capital Expenditures"), and payments for deferred leasing commissions; plus
(less) proceeds from (payments to) cash reserves established at the acquisition date of the property ("Cash-funded reserves"). Depreciation and amortization and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures and payments for deferred leasing commissions and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income.

CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. Management believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of cash available for distribution is shown in the following table:

                                           Three Months Ended      Six Months Ended
                                                June 30,               June 30,
(in thousands)                               2004     2003         2004        2003
=====================================================================================
Net income                                  $ 333    $ (54)      $  679     $ (1,959)
Depreciation and amortization                 143      129          286          237
Amortization of favorable lease               116       --          233           --
Straight line rent                            (24)    (262)         (51)        (437)
Proceeds from offering of shares, net          --                    --       27,277
Proceeds from (establish) funded reserve       --       --          (56)      (1,037)
Restricted cash for tenant improvements        --       --           --         (571)
Purchase of land and building                  --       --           --      (15,538)
Tenant improvements                            --     (183)          --       (2,335)
-------------------------------------------------------------------------------------

Cash Available for Distribution             $ 568    $(370)      $1,091     $  5,637
=====================================================================================

The Company's cash distributions for the period ended June 30, 2004 and December 31, 2003 are summarized as follows:

       (in thousands)

       Quarter Paid                               2004          2003
       ==============================================================
       First Quarter                           $   536       $    --
       Second Quarter                              535           334
       Third Quarter                                --           530
       Fourth Quarter                               --           525
       --------------------------------------------------------------
         Dividends Paid                        $ 1,071       $ 1,389
       ==============================================================

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements
                                   (unaudited)

5. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. Fees incurred under the agreement were $8,650 and $614for the three months ended June 30, 2004 and 2003, respectively and $17,006 and $614 for the six months ended June 30, 2004 and 2003, respectively.

                              FSP Royal Ridge Corp.
                              Financial Statements
                                December 31, 2003

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

Independent Auditor's Report..............................................  F-74

Balance Sheet as of December 31, 2003.....................................  F-75

Statement of Operations for the year ended December 31, 2003..............  F-76

Statement of Changes in Stockholders' Equity for the year ended
      December 31, 2003...................................................  F-77

Statement of Cash Flows for the year ended December 31, 2003..............  F-78

Notes to the Financial Statements.........................................  F-79

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Royal Ridge Corp.

We have audited the accompanying balance sheet of FSP Royal Ridge Corp. as of December 31, 2003, and the related statements of operations, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Royal Ridge Corp. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
January 23, 2004

                              FSP Royal Ridge Corp.
                                  Balance Sheet

                                                                                      December 31,
(in thousands, except shares and par value amounts)                                       2003
=================================================================================================
Assets:

Real estate investments, at cost:
  Land                                                                                   $  1,649
  Buildings and improvements                                                               16,224
-------------------------------------------------------------------------------------------------
                                                                                           17,873

  Less accumulated depreciation                                                               375
-------------------------------------------------------------------------------------------------

    Real estate investments, net                                                           17,498

Acquired real estate leases, net of accumulated amortization of $143                          975
Acquired favorable real estate leases, net of accumulated amortization of $426              2,907
Cash and cash equivalents                                                                   1,214
Cash-funded reserves                                                                        1,037
Restricted cash                                                                               571
Step rent receivable                                                                          954
Prepaid expenses and other assets                                                              14
-------------------------------------------------------------------------------------------------
    Total assets                                                                         $ 25,170
=================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                                    $    240
Dividends payable                                                                             536
-------------------------------------------------------------------------------------------------

  Total liabilities                                                                           776
-------------------------------------------------------------------------------------------------
Commitments and Contingencies:

Stockholders' Equity:
  Preferred Stock, $.01 par value, 297.5 shares
    authorized, issued and outstanding                                                         --
  Common Stock, $.01 par value, 1 share
    authorized, issued and outstanding                                                         --
  Additional paid-in capital                                                               27,277
  Retained deficit and dividends in excess of earnings                                     (2,883)
-------------------------------------------------------------------------------------------------

    Total Stockholders' Equity                                                             24,394
-------------------------------------------------------------------------------------------------

    Total Liabilities and Stockholders' Equity                                           $ 25,170
=================================================================================================

                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                             Statement of Operations

                                                                   For the
                                                                  Year Ended
(in thousands, except shares and per share amounts)            December 31, 2003
================================================================================

Revenue:
  Rental                                                                $ 2,264
--------------------------------------------------------------------------------

    Total revenue                                                         2,264
--------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                                                 746
  Real estate taxes and insurance                                           255
  Depreciation and amortization                                             518
  Interest                                                                1,731
--------------------------------------------------------------------------------

    Total expenses                                                        3,250
--------------------------------------------------------------------------------

Loss before interest income                                                (986)

Interest income                                                              28
--------------------------------------------------------------------------------

Net loss before common dividends                                           (958)

Dividends paid to common shareholder                                         14
--------------------------------------------------------------------------------

Net loss attributable to preferred shareholders                         $  (972)
================================================================================

Weighted average number of preferred shares outstanding,
    basic and diluted                                                     297.5
================================================================================

Net loss per preferred share, basic and diluted                         $(3,267)
================================================================================

                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                  Statement of Changes in Stockholders' Equity
                      For the year ended December 31, 2003

                                                                              Retained Deficit
                                                                  Additional    and Dividends     Total
                                           Preferred     Common     Paid in     in Excess of   Stockholders'
(in thousands, except shares)                Stock       Stock      Capital       Earnings        Equity
============================================================================================================

Private offering of 297.5 shares, net     $     --     $     --     $27,277     $    --         $ 27,277

Dividends                                       --           --          --      (1,925)          (1,925)

Net loss                                        --           --          --        (958)            (958)
------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                $     --     $     --     $27,277     $(2,883)        $ 24,394
============================================================================================================

                                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                             Statement of Cash Flows

                                                              For the Year Ended
(in thousands)                                                 December 31, 2003
================================================================================

Cash flows from operating activities:
  Net loss                                                      $   (958)
  Adjustments to reconcile net loss to net cash
    used for operating activities:
      Depreciation and amortization                                  518
      Amortization of favorable leases                               426
Changes in operating assets and liabilities:
      Cash-funded reserve                                         (1,037)
      Restricted cash                                               (571)
      Step rent receivable                                          (954)
      Prepaid expenses and other assets                              (14)
      Accounts payable and accrued expenses                          240
--------------------------------------------------------------------------------

        Net cash used for operating activities                    (2,350)
--------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of real estate assets                                 (17,873)
  Purchase of acquired real estate leases                         (1,118)
  Purchase of acquired favorable real estate leases               (3,333)
--------------------------------------------------------------------------------

        Net cash used for investing activities                   (22,324)
--------------------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from sale of company stock                             29,760
  Syndication costs                                               (2,483)
  Dividends to stockholders                                       (1,389)
  Proceeds from long-term debt                                    24,250
  Principal payments on long-term debt                           (24,250)
--------------------------------------------------------------------------------

        Net cash provided by financing activities                 25,888
--------------------------------------------------------------------------------

Net increase in cash and cash equivalents                          1,214

Cash and cash equivalents, beginning of period                        --
--------------------------------------------------------------------------------

Cash and cash equivalents, end of period                        $  1,214
================================================================================

Supplemental disclosure of cash flow information:

  Cash paid for:
    Interest                                                    $  1,731

  Disclosure of non-cash financing activities:
    Dividends declared but not paid                             $    536

                                 See accompanying notes to financial statements.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

1. Organization

FSP Royal Ridge Corp. (the "Company") was organized on December 20, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a six-story Class "A" suburban office building containing approximately 161,366 rental square feet of space located on approximately 13.2 acres of land in Alpharetta, GA (the "Property). The Company acquired the Property on January 30, 2003.

2. Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to date are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

        Category                    Years
        --------                    -----
        Building - Commercial         39
        Building Improvements        15-39
        Furniture & Equipment         5-7

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

        (in thousands)
        --------------

        Price per Offering Memorandum                          $ 24,250
        Plus: Acquisition fees                                      149
        Plus: Other acquisition costs                               111
        Less : Closing credit for tenant improvements            (3,251)
        Less : Closing credit for free rent                      (1,270)
        ---------------------------------------------------------------
          Total Acquisition Costs                              $ 19,989
        ===============================================================

These costs are reported in the Company's Balance Sheet as follows:

        Land                                                   $  1,649
        Building                                                 13,889
        Acquired real estate leases                               1,118
        Acquired favorable real estate leases                     3,333
        ---------------------------------------------------------------
          Total reported on Balance Sheet                      $ 19,989
        ===============================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2003, no such indicators of impairment were identified.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases represent the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the property. Under SFAS No. 141 "Business Combinations", which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the remaining life of the related leases. Amortization expense of $143,000 is included in Depreciation and Amortization in the Company's Statement of Operations for the period ended December 31, 2003.

Acquired real estate lease costs included in the purchase price of the Property were $1,118,000 and are being amortized over the weighted-average period of seven years in respect of the leases assumed. Detail of the acquired real estate leases as of December 31, 2003:

                   (in thousands)
                   --------------
                   Cost                             $   1,118
                   Accumulated amortization              (143)
                                                    ---------
                   Book value                       $     975
                                                    =========

The estimated annual amortization expense for the five years succeeding December 31, 2003 are as follows:

                   (in thousands)
                   --------------
                   2004                             $     156
                   2005                             $     156
                   2006                             $     156
                   2007                             $     156
                   2008                             $     156

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

ACQUIRED FAVORABLE REAL ESTATE LEASES

Acquired favorable real estate leases represent the value related to the leases when the lease payments due under a tenant's lease exceed the market rate of the lease at the date the Property was acquired. Under SFAS 141 the Company is required to report this value separately from its investment in real estate. The Company subsequently amortizes this amount on a straight-line basis over the remaining life of the tenant's lease. Amortization of $426,000 is shown as a reduction of rental income in the Company's Statement of Operations for the period ended December 31, 2003.

The Acquired favorable real estate leases included in the purchase price of the property was $3,333,000 and is being amortized over a period of seven years with respect of the leases assumed. Details of the acquired favorable real estate leases as of December 31, 2003:

                   (in thousands)
                   --------------
                      Cost                             $   3,333
                      Accumulated amortization              (426)
                                                       ---------
                      Book value                       $   2,907
                                                       =========

The estimated annual amortization expense for the five years succeeding December 31, 2003 are as follows:

                      2004                             $     465
                      2005                             $     465
                      2005                             $     465
                      2007                             $     465
                      2008                             $     465

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. These funds typically are used for the payment of real estate assets and deferred leasing commissions; however, there is no legal restriction on their use and they may be used for any Company purpose.

RESTRICTED CASH

Restricted cash represents funds held in escrow for tenant improvements.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically classifies its debt securities as available-for-sale.

There were no investments in marketable securities at December 31, 2003.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended December 31, 2003 rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

                       Axis U.S Insurance                           52%
                       Hagemeyer North America, Inc.                38%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $ 954,000 at December 31, 2003.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $ 2,483,000 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheet.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial properties and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                 Period Ended
                                                 December 31,
         (in thousands)                              2003
         =======================================================
         Income from leases                        $ 1,152
         Straight-line rent adjustment                 954
         Reimbursable expenses                         584
         Amortization of favorable leases             (426)
         -------------------------------------------------------

              Total                                $ 2,264
         =======================================================

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

3. Recent Accounting Standards

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The adoption of this statement did not have a material effect on the Company's financial position, results of operations and cash flows.

4. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2003, the Company incurred a net operating loss for income tax purposes of approximately $1,349,000 that can be carried forward until it expires in the year 2023.

At December 31, 2003, the Company's net tax basis of its real estate assets was $21,822,000.

The following schedule reconciles net income (loss) to taxable income subject to dividend requirements:

                                                               Period Ended
                                                                December 31,
           (in thousands)                                          2003
           ==================================================================

           Net loss                                               $  (958)

             Add:  Book depreciation and amortization                 518
                   Amortization of favorable real estate leases       426
                   Deferred rent                                       99
             Less: Tax depreciation and amortization                 (480)
                   Straight-line rents                               (954)
           ------------------------------------------------------------------
           Taxable loss (1)                                       $(1,349)
           ==================================================================

      (1) A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid to the dividends paid deduction:

                                                              Period Ended
                                                               December 31,
           (in thousands)                                          2003
           =================================================================

           Cash dividends paid                                   $ 1,389
           Less:  Return of Capital                               (1,389)
           -----------------------------------------------------------------
           Dividends paid deduction                              $    --
           =================================================================

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets (including acquired leases) property and equipment ("Capital Expenditures"), and payments for deferred leasing commissions; plus
(less) proceeds from (payments to) cash reserves established at the acquisition date of the property ("Cash-funded reserves"). Depreciation and amortization and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments for deferred leasing commissions and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income.

CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. Management believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of cash available for distribution is shown in the following table:

                                                                 Year Ended
                                                                December 31,
            (in thousands)                                          2003
            ================================================================

              Net loss                                           $   (958)
              Depreciation and amortization                           518
              Amortization of favorable lease                         426
              Straight line rent                                     (954)
              Proceeds from offering of shares, net                27,277
              Establish funded reserve                             (1,037)
              Restricted Cash for Tenant Improvements                (571)
              Purchase of land and building                       (15,538)
              Building Improvements                                (2,335)
              Purchase of acquired real estate leases              (1,118)
              Purchase of acquired favorable real estate leases    (3,333)
            ----------------------------------------------------------------
            Cash Available for Distribution                      $  2,377
            ================================================================

The Company's cash distributions for the period ended December 31, 2003 are summarized as follows:

            (in thousands)
                                                         Total Cash
            Quarter Paid                                  Dividends
            =========================================================
            Second Quarter of 2003                        $  334
            Third Quarter of 2003                            530
            Fourth Quarter of 2003                           525
            ---------------------------------------------------------
              Dividends Paid in 2003                       1,389

            First Quarter of 2004                            536
            ---------------------------------------------------------
            Dividends Declared in 2003(1)                 $1,925
            =========================================================

(1) The Company declared a dividend payable to stockholders of record as of December 31, 2003.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

6. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any earnings nor any related dividend.

7. Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended December 31, 2003, fees incurred under the agreement were $17,605.

An acquisition fee of $149,000 and other costs of $111,000 were paid in 2003 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,380,000 were paid in 2003 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2003, the Company borrowed and repaid in full a note payable to FSP, principal of $24,250,000, with interest equal to the Citizens Bank base rate. Interest paid to FSP was $20,000. The average interest rate during the time the loan was outstanding was 4.50%.

A commitment fee of $1,711,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $14,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

                              FSP Royal Ridge Corp.
                          Notes to Financial Statements

8. Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                                   Year Ending
                  (in thousands)   December 31,        Amount
                                   ------------      ---------
                                       2004           $  2,198
                                       2005              2,040
                                       2006              2,071
                                       2007              2,123
                                       2008              2,176
                                    Thereafter           6,750
                                                     ---------

                                                      $ 17,358
                                                     =========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in January 2003, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from two to ten years with renewal options.